Exhibit 10.24

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 1, 2011 (this “Amendment”), is entered into among ESCO CORPORATION, an Oregon corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 18, 2010 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             Amendment.

(a)           Section 8.01(i) is hereby amended to read as follows:

“(i)          Liens securing Indebtedness permitted under Section 8.03(e), Section 8.03(g), or Section 8.03(l); provided that such Liens do not at any time encumber any property other than the property financed by such Indebtedness and the proceeds thereof and (ii) such Liens attach to such property concurrently with or within ninety days after the acquisition thereof;

(b)           The period at the end of Section 8.01(r) is deleted and replaced with “; and” and a new Section 8.01(s) is hereby added immediately following Section 8.01(r) to read as follows:

“(s)         precautionary Liens in favor of purchasers of accounts receivable in connection with the Disposition of accounts receivable permitted by Section 8.05(c) filed against such purchased accounts receivable and any rights associated therewith.”

(c)           The period at the end of Section 8.03(k) is deleted and replaced with “; and” and a new Section 8.03(l) is hereby added immediately following Section 8.03(k) to read as follows:

“(l)          purchase money Indebtedness hereafter incurred to finance the purchase of inventory, provided that (i) the aggregate outstanding principal amount of all such Indebtedness shall not exceed $20,000,000 at any time outstanding; and (ii) such Indebtedness when incurred shall not exceed the purchase price of the inventory financed, including the cost of transportation of such inventory.”

(d)           The period at the end of Section 8.05(b) is deleted and replaced with “; and” and a new Section 8.05(c) is hereby added immediately following Section 8.05(b) to read as follows:

“(c)         the Disposition to JPMorgan Chase Bank, National Association of accounts receivable due from Caterpillar, Inc. or any of its Affiliates to the Borrower or any Subsidiary pursuant a customary supply-chain financing agreement; provided that the aggregate book value of all such accounts receivable sold pursuant to this Section 8.05(c) shall not exceed $10,000,000 for any day and $75,000,000 during any fiscal year.”

(e)           Section 10.10(b) is hereby amended to read as follows as follows:

“(b)         to subordinate or release any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of a Lien on such property that is permitted by Section 8.01(i) and Section 8.01(s); and”

2.             Effectiveness; Conditions Precedent.  This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

3.             Expenses.  The Loan Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4.             Ratification of Credit Agreement.  Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby.  This Amendment is a Loan Document.

5.             Authority/Enforceability.  Each Loan Party represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c)           No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d)           The execution and delivery of this Amendment does not (i) contravene the terms of its Organization Documents or (ii) violate any Law.

6.             Representations and Warranties of the Loan Parties.  Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7.             Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8.             GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.             Successors and Assigns.   This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.           Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11.           Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ESCO CORPORATION,
an Oregon corporation

	By:	/s/ GENE K. HUEY
	Name:	Gene K. Huey
	Title:	VP Treasurer

GUARANTORS:	ESCO TURBINE TECHNOLOGIES CLEVELAND, INC.,
an Ohio corporation

	By:	/s/ FRANCOIS R. BARIL
	Name:	Francois R. Baril
	Title:	Chairman and Chief Executive Officer

ESCO TURBINE TECHNOLOGIES - SYRACUSE, INC.,
a New York corporation

	By:	/s/ FRANCOIS R. BARIL
	Name:	Francois R. Baril
	Title:	Chairman and Chief Executive Officer

ESCO BUCYRUS INC.,
an Ohio corporation

	By:	/s/ GENE K. HUEY
	Name:	Gene K. Huey
	Title:	Treasurer

ESCO TURBINE TECHNOLOGIES - MEXICO, INC.,
a Delaware corporation

	By:	/s/ FRANCOIS R. BARIL
	Name:	Francois R. Baril
	Title:	President

STEEL TREATERS, INC.,
a New York corporation

	By:	/s/ FRANCOIS R. BARIL
	Name:	Francois R. Baril
	Title:	Chairman

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ BRENDA H. LITTLE
	Name:	Brenda H. Little
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ DARYL K. HOGGE
	Name:	Daryl K. Hogge
	Title:	Senior Vice President

,
as a Lender

By:
Name:
Title:

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Wells Fargo Bank NA,
as a Lender

	By:	/s/ JAMES R. BEDNARK
	Name:	James R. Bednark
	Title:	SVP

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Union Bank N.A.,
as a Lender

	By:	/s/ JOHN F. WHARTON
	Name:	John F. Wharton
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

U.S. Bank National Association,
as a Lender

	By:	/s/ RICHARD J. AMENY, JR.
	Name:	Richard J. Ameny, Jr.
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Bank of the West,
as a Lender

	By:	/s/ BRETT GERMAN
	Name:	Brett German
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ TAD L. STAINBROOK
Name:	Tad L. Stainbrook
Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Wells Fargo Bank NA,
as a Lender

	By:	/s/ AMY PETERSEN
	Name:	Amy Petersen
	Title:	Assistant Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	HSBC Bank USA, N.A.,
as a Lender

	By:	/s/ PAUL W. IP
	Name:	Paul W. Ip
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

KBC BANK NV,
as a Lender

	By:	/s/ KURT BARKLEY
	Name:	Kurt Barkely
	Title:	Managing Director

	By:	/s/ STEPHEN R. PERRY
	Name:	Stephen R. Perry
	Title:	Director

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A.,
as a Lender

	By:	/s/ KEITH WINZENRIED
	Name:	Keith Winzenried
	Title:	Credit Executive

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Umpqua Bank,
as a Lender

	By:	/s/ BROOKE TURNER
	Name:	Brooke Turner
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Branch Banking and Trust Company,
as a Lender

	By:	/s/ ROGER ERIC SEARLS
	Name:	Roger Eric Searls
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

COMERICA BANK,
as a Lender

	By:	/s/ MARK C. SKRZYNSKI
	Name:	Mark C. Skrzynski
	Title:	Assistant Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

The Northern Trust Company,
as a Lender

	By:	/s/ BRANDON ROLEK
	Name:	Brandon Rolek
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

COLUMBIA STATE BANK,
as a Lender

	By:	/s/ KEVIN MEABON
	Name:	Kevin Meabon
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Manufacturers Bank,
as a Lender

	By:	/s/ SANDY LEE
	Name:	Sandy Lee
	Title:	Vice President

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

CALIFORNIA FIRST CREDIT CORPORATION,
as a Lender

	By:	/s/ S. LESLIE JEWETT
	Name:	S. Leslie Jewett
	Title:	Chief Financial Officer

ESCO CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT